Exhibit 23.5


                              ACCOUNTANTS' CONSENT



The Board of Directors of
MeriStar Hospitality Corporation:



           We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-66229) of MeriStar Hospitality Corporation of our reports incorporated herein by reference and the reference to our firm under the heading "Experts" in the Registration Statement.


Washington, D.C.                                       /s/ KPMG Peat Marwick LLP
November 10, 1998




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